UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2018

SOLITARIO ZINC CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 19, 2018, Solitario Zinc Corp. (“Solitario”) held its Annual Meeting of Shareholders at which holders of 41,763,645 shares or 71.52% of the total outstanding shares eligible to vote as of the record date were present in person or by proxy. The five matters identified below were submitted to a vote of the shareholders. Each proposal is more fully described in Solitario’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2018.

1.       Election of Directors. Six directors were elected to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified, with each director receiving the votes below:

	Number of Shares
Name	For	Against	Withheld	Broker Non-Votes
Brian Labadie	21,448,290	216,812	76,153	20,022,390
John Labate	21,216,358	474,276	50,621	20,022,390
James Hesketh	19,871,133	1,803,501	66,621	20,022,390
Christopher E. Herald	21,490,197	203,029	48,029	20,022,390
Gil Atzmon	19,604,389	1,184,297	952,569	20,022,390
Joshua D. Crumb	21,496,308	234,815	10,132	20,022,390

2.       Approval of the Issuance of Conditional Options. The shareholders approved the grant of options exercisable to acquire 2,300,000 shares of Solitario common stock granted September 1, 2017 pursuant to the 2013 Solitario Exploration & Royalty Corp. Ominbus Stock and Incentive Plan, with 19,702,893 shares voting for (90.62% of the shares voting), 665,996 shares voting against, 1,372,366 shares abstaining, and 20,022,390 broker non-votes.

3.    Advisory Vote on Executive Compensation. The shareholders approved the following resolution with, 21,064,333 shares voting for (96.89% of shares voting), 661,558 shares voting against, and 20,022,390 broker non-votes:

“RESOLVED THAT: Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in the Company’s proxy statement, dated April 30, 2018, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2018 annual general meeting.”

4. Advisory Vote on the Frequency of the Executive Compensation Advisory Vote. The shareholders approved “One Year” as the frequency of future votes on executive compensation, with 19,319,860 shares voting for “One Year” (88.86% of shares voting), 264,630 shares voting for “Two Years,” 2,138,747 shares voting for “Three Years,” 18,017 shares abstaining, and 22,022,390 broker non-votes.

5. Appointment of Auditors. The appointment of EKS&H LLLC as Solitario’s auditors for fiscal year 2018 was ratified by the shareholders, with 41,272,387 shares voting for (98.82% of shares voting), 438,008 shares voting against, 53,250 shares abstaining, and no broker non-votes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 19, 2018

Solitario Zinc Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer